                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of R.H. Donnelley Inc., a Delaware corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-4 relating to the registration of the Company's debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 30th day of April 2003.


                                   SIGNATURES

/s/ David C. Swanson                     President, Chief Executive Officer      April 30, 2003
------------------------------------     and Director (Principal Executive
           David C. Swanson              Officer)




/s/ Steven M. Blondy                     Senior Vice President, Chief            April 30, 2003
------------------------------------     Financial Officer and Director
           Steven M. Blondy              (Principal Financial Officer)




/s/ William C. Drexler                   Vice President and Controller           April 30, 2003
------------------------------------     (Principal Accounting Officer)
          William C. Drexler

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of R.H. Donnelley Corporation, a Delaware corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of R.H. Donnelley Inc. in connection with the exchange of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 30th day of April 2003.



                                   SIGNATURES

/s/ David C. Swanson                     Chief Executive Officer, President,     April 30, 2003
------------------------------------     Chairman of the Board and Director
           David C. Swanson              (Principal Executive Officer)



/s/ Steven M. Blondy                     Senior Vice President and Chief         April 30, 2003
------------------------------------     Financial Officer (Principal
           Steven M. Blondy              Financial Officer)



/s/ William C. Drexler                   Vice President and Controller           April 30, 2003
------------------------------------     (Principal Accounting Officer)
          William C. Drexler


/s/ Kenneth G. Campbell                  Director                                April 24, 2003
------------------------------------
          Kenneth G. Campbell


/s/ Nancy E. Cooper                      Director                                April 28, 2003
------------------------------------
            Nancy E. Cooper


/s/ Robert R. Gheewalla                  Director                                April 30, 2003
------------------------------------
          Robert R. Gheewalla


/s/ Robert Kamerschen                    Director                                April 24, 2003
------------------------------------
           Robert Kamerschen


/s/ Terence M. O'Toole                   Director                                April 30, 2003
------------------------------------
          Terence M. O'Toole


/s/ Carol J. Parry                       Director                                April 28, 2003
------------------------------------
            Carol J. Parry


/s/ David M. Veit                        Director                                April 28, 2003
------------------------------------
             David M. Veit


/s/ Barry Lawson Williams                Director                                April 27, 2003
------------------------------------
         Barry Lawson Williams

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of R.H. Donnelley Acquisitions, Inc., a Delaware corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of R.H. Donnelley Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 30th day of April 2003.


                                   SIGNATURES

      /s/ William C. Drexler             President and Director (Principal       April 30, 2003
------------------------------------     Executive Officer)
          William C. Drexler



      /s/ Frank M. Colarusso             Vice President and Treasurer            April 30, 2003
------------------------------------     (Principal Financial Officer and
          Frank M. Colarusso             Principal Accounting Officer)




        /s/ Robert J. Bush               Vice President, Assistant Secretary     April 30, 2003
------------------------------------     and Director
            Robert J. Bush



       /s/ Richard F. Klumpp             Secretary and Director                  April 30, 2003
------------------------------------
           Richard F. Klumpp

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of R.H. Donnelley APIL, Inc., a Delaware corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of R.H. Donnelley Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 30th day of April 2003.



                                   SIGNATURES

      /s/ William C. Drexler             President and Director (Principal       April 30, 2003
------------------------------------     Executive Officer)
          William C. Drexler



      /s/ Frank M. Colarusso             Vice President and Treasurer            April 30, 2003
------------------------------------     (Principal Financial Officer and
          Frank M. Colarusso             Principal Accounting Officer)




        /s/ Robert J. Bush               Vice President, Assistant Secretary     April 30, 2003
------------------------------------     and Director
            Robert J. Bush



       /s/ Richard F. Klumpp             Secretary and Director                  April 30, 2003
------------------------------------
           Richard F. Klumpp

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of R.H. Donnelley CD, Inc., a Delaware corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of R.H. Donnelley Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 30th day of April 2003.



                                   SIGNATURES

        /s/ William C. Drexler           President and Director (Principal       April 30, 2003
------------------------------------     Executive Officer)
          William C. Drexler



        /s/ Frank M. Colarusso           Vice President and Treasurer            April 30, 2003
------------------------------------     (Principal Financial Officer and
          Frank M. Colarusso             Principal Accounting Officer)




        /s/ Robert J. Bush               Vice President, Assistant Secretary     April 30, 2003
------------------------------------     and Director
            Robert J. Bush



        /s/ Richard F. Klumpp            Secretary and Director                  April 30, 2003
------------------------------------
           Richard F. Klumpp

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Get Digital Smart.com, Inc., a Delaware corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of R.H. Donnelley Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 30th day of April 2003.



                                   SIGNATURES

         /s/ David C. Swanson            Chairman, Chief Executive Officer       April 30, 2003
------------------------------------     and Director (Principal Executive
           David C. Swanson              Officer)



        /s/ Steven M. Blondy             Senior Vice President, Chief            April 30, 2003
------------------------------------     Financial Officer and Director
           Steven M. Blondy              (Principal Financial Officer and
                                         Principal Accounting Officer)




         /s/ Robert J. Bush              Vice President, General Counsel,        April 30, 2003
------------------------------------     Corporate Secretary and Director
            Robert J. Bush


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of R.H. Donnelley Publishing & Advertising, Inc., a Kansas corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of R.H. Donnelley Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 30th day of April 2003.



                                   SIGNATURES

        /s/ Peter J. McDonald            President and Director (Principal       April 30, 2003
------------------------------------     Executive Officer)
           Peter J. McDonald




       /s/ Steven M. Blondy              Vice President, Chief Financial        April 30, 2003
------------------------------------     Officer and Director
          Steven M. Blondy               (Principal Financial Officer)




         /s/ William C. Drexler          Vice President and Controller          April 30, 2003
------------------------------------     (Principal Accounting Officer)
           William C. Drexler



         /s/ Robert J. Bush               Vice President, Secretary and Director  April 30, 2003
------------------------------------
            Robert J. Bush

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of CenDon, L.L.C., a Delaware limited liability company (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-4 relating to the registration of the Company's guarantee of the debt securities of R.H. Donnelley Inc. in connection with the exchange offer of such securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 30th day of April 2003.


                                   SIGNATURES

        /s/ Peter J. McDonald            Manager                                 April 30, 2003
------------------------------------
           Peter J. McDonald


        /s/ David C. Swanson             Manager                                 April 30, 2003
------------------------------------
           David C. Swanson
